SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Administrator Class Institutional Class1	0.80% 1.55% 0.60% 0.35%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Adjustable Rate Government Fund2 Class A Class B Class C Administrator Class Institutional Class	0.74% 1.49% 1.49% 0.60% 0.49%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	1.60% 2.35% 1.40% 1.25% 1.65%	February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013
Asset Allocation Fund3 Class A Class B Class C Class R Administrator Class Institutional Class	0.87% 1.62% 1.62% 1.12% 0.64% 0.44%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 January 31, 2014
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.15% 1.90% 1.90% 0.95% 0.70% 1.20%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.20% 1.95% 1.95% 1.15% 0.90% 1.25%	January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.80% 1.55% 0.60%	October 31, 2012 October 31, 2012 October 31, 2012
California Tax-Free Fund4 Class A Class B Class C Administrator Class	0.75% 1.50% 1.50% 0.55%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Capital Growth Fund5 Class A Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	1.20% 1.95% 0.94% 0.70% 1.27% 0.75% 0.60%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 November 30, 2014 November 30, 2014
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2013 May 31, 2013 May 31, 2013 May 31, 2013
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2012 October 31, 2012 October 31, 2012 October 31, 2012
Common Stock Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.26% 2.01% 2.01% 1.10% 0.90% 1.29%	January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013
Conservative Allocation Fund Administrator Class	0.85%	September 30, 2012
Disciplined U.S. Core Fund6 Class A Class C Administrator Class Institutional Class	0.92% 1.67% 0.74% 0.48%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Discovery Fund7 Class A Class C Administrator Class Institutional Class Investor Class	1.22% 1.97% 1.15% 0.90% 1.29%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Diversified Capital Builder Fund8 Class A Class B Class C Administrator Class Institutional Class	1.20% 1.95% 1.95% 0.95% 0.78%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Diversified Equity Fund9 Class A Class B Class C Administrator Class	1.25% 2.00% 2.00% 1.00%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Diversified Income Builder Fund10 Class A Class B Class C Administrator Class Institutional Class	1.08% 1.83% 1.83% 0.90% 0.71%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.41% 2.16% 2.16% 1.25% 0.99% 1.46%	February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013
Diversified Small Cap Fund Administrator Class	1.00%	September 30, 2012
Dow Jones Target 2010 Fund11 Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	0.99% 1.74% 1.74% 0.83% 0.48% 0.89% 0.47%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2015 Fund12 Administrator Class Institutional Class Investor Class Class R4	0.84% 0.49% 0.90% 0.48%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2020 Fund13 Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	1.01% 1.76% 1.76% 0.85% 0.50% 0.91% 0.50%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2025 Fund14 Administrator Class Institutional Class Investor Class Class R4	0.85% 0.50% 0.91% 0.50%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2030 Fund15 Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	1.02% 1.77% 1.77% 0.86% 0.51% 0.92% 0.51%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2035 Fund16 Administrator Class Institutional Class Investor Class Class R4	0.87% 0.52% 0.93% 0.52%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2040 Fund17 Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	1.03% 1.78% 1.78% 0.87% 0.52% 0.93% 0.52%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2045 Fund18 Administrator Class Institutional Class Investor Class Class R4	0.87% 0.52% 0.93% 0.52%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2050 Fund19 Class A Class C Administrator Class Institutional Class Investor Class Class R4	0.88% 1.63% 0.87% 0.52% 0.93% 0.52%	June 30, 2014 June 30, 2014 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2055 Fund20 Administrator Class Institutional Class Investor Class Class R4	0.87% 0.52% 0.93% 0.52%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target Today Fund21 Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	0.96% 1.71% 1.71% 0.80% 0.45% 0.86% 0.45%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class22	1.37% 2.12% 1.20% 0.90% 1.44%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Emerging Markets Equity Fund23 Class A Class B Class C Administrator Class Institutional Class	1.81% 2.56% 2.56% 1.60% 1.30%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Emerging Markets Equity Income Fund Class A Class C Administrator Class Institutional Class	1.65% 2.40% 1.45% 1.25%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Emerging Markets Local Bond Fund Class A Class C Administrator Class Institutional Class	1.23% 1.98% 1.10% 0.90%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 1.00% 0.80%	November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012
Enterprise Fund24 Class A Class B Class C Administrator Class Institutional Class Investor Class	1.18% 1.93% 1.93% 1.15% 0.85% 1.25%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Equity Value Fund25 Class A Class B Class C Class R Administrator Class Institutional Class	1.24% 1.99% 1.99% 1.49% 1.00% 0.75%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Global Opportunities Fund26 Class A Class B Class C Administrator Class Institutional Class	1.55% 2.30% 2.30% 1.40% 1.15%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Government Money Market Fund Class A Administrator Class
Institutional Class
Service Class Sweep Class	0.65% 0.35% 0.20% 0.50% 1.00%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Government Securities Fund27 Class A Class B Class C Administrator Class Institutional Class Investor Class	0.87% 1.62% 1.62% 0.64% 0.48% 0.90%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Growth Fund28 Class A Class C Administrator Class Institutional Class Investor Class	1.22% 1.97% 0.96% 0.75% 1.29%	November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012
Growth Balanced Fund29 Class A Class B Class C Administrator Class	1.20% 1.95% 1.95% 0.95%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
High Income Fund30 Class A Class B Class C Administrator Class Institutional Class Investor Class	0.90% 1.65% 1.65% 0.80% 0.50% 0.93%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
High Yield Bond Fund31 Class A Class B Class C Administrator Class	1.03% 1.78% 1.78% 0.80%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Income Plus Fund32 Class A Class B Class C Administrator Class Institutional Class Investor Class	0.87% 1.62% 1.62% 0.72% 0.58% 0.90%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Index Asset Allocation Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013
Index Fund33 Class A Class B Class C Administrator Class Investor Class	0.56% 1.31% 1.31% 0.25% 0.45%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Intermediate Tax/AMT-Free Fund34 Class A Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.60% 0.42% 0.73%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
International Bond Fund35 Class A Class B Class C Administrator Class Institutional Class Class R6	1.03% 1.78% 1.78% 0.85% 0.73% 0.65%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 February 28, 2015
International Equity Fund36 Class A Class B Class C Class R Administrator Class Institutional Class	1.09% 1.84% 1.84% 1.34% 1.09% 0.84%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
International Value Fund Class A Class B Class C Administrator Class Institutional Class	1.50% 2.25% 2.25% 1.25% 1.05%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.45% 2.20% 1.20% 1.00% 1.49%	February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013
Intrinsic Value Fund37 Class A Class B Class C Administrator Class Institutional Class Class R4 Class R6	1.17% 1.92% 1.92% 0.95% 0.85% 0.80% 0.65%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 November 30, 2014 November 30, 2014
Intrinsic World Equity Fund38 Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Large Cap Core Fund39 Class A Class C Administrator Class Institutional Class Investor Class	1.14% 1.89% 0.90% 0.66% 1.21%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Large Cap Growth Fund40 Class A Class C Class R Administrator Class Institutional Class Investor Class Class R4 Class R6	1.12% 1.87% 1.32% 0.95% 0.75% 1.14% 0.75% 0.60%	November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2014 November 30, 2014
Large Company Value Fund41 Class A Class C Administrator Class Institutional Class Investor Class	1.10% 1.85% 0.85% 0.65% 1.17%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2012 October 31, 2012 October 31, 2012 October 31, 2012
Moderate Balanced Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.70% 1.45% 1.45% 1.00% 0.65% 0.50%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Municipal Bond Fund42 Class A Class B Class C Administrator Class Institutional Class Investor Class	0.75% 1.50% 1.50% 0.60% 0.50% 0.78%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	July 11, 2013 July 11, 2013 July 11, 2013
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.65% 0.20% 0.64% 0.45% 1.00%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2013 May 31, 2013 May 31, 2013 May 31, 2013 May 31, 2013
North Carolina Tax-Free Fund43 Class A Class C Institutional Class	0.85% 1.60% 0.54%	July 11, 2013 July 11, 2013 July 11, 2013
Omega Growth Fund44 Class A Class B Class C Class R Administrator Class Institutional Class	1.30% 2.05% 2.05% 1.55% 1.05% 0.80%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Opportunity Fund45 Class A Class B Class C Administrator Class Institutional Class Investor Class	1.25% 2.00% 2.00% 1.00% 0.75% 1.32%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Pennsylvania Tax-Free Fund46 Class A Class B Class C Institutional Class	0.74% 1.49% 1.49% 0.49%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	1.09% 1.84% 1.84% 0.95% 0.79%	July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013
Premier Large Company Growth Fund47 Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	1.12% 1.87% 1.87% 0.95% 0.75% 1.19% 0.80% 0.65%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 November 30, 2014 November 30, 2014
Prime Investment Money Market Fund Institutional Class Service Class	0.20% 0.55%	May 31, 2013 May 31, 2013
Short Duration Government Bond Fund48 Class A Class B Class C Administrator Class Institutional Class Class R6	0.83% 1.58% 1.58% 0.60% 0.42% 0.37%	December 31, 2012 December 31, 2012 December 31, 2012 December 31, 2012 December 31, 2012 December 31, 2014
Short-Term Bond Fund Class A Class C Institutional Class Investor Class49	0.80% 1.55% 0.48% 0.83%	December 31, 2012 December 31, 2012 December 31, 2012 December 31, 2012
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class50 Investor Class	0.81% 1.56% 0.65% 0.50% 0.84%	December 31, 2012 December 31, 2012 December 31, 2012 December 31, 2013 December 31, 2012
Short-Term Municipal Bond Fund51 Class A Class C Administrator Class Institutional Class Investor Class	0.60% 1.35% 0.60% 0.40% 0.63%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Small Cap Opportunities Fund Administrator Class	1.20%	February 28, 2013
Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.30% 2.05% 2.05% 1.10% 0.90% 1.33%	February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013
Small Company Growth Fund Class A Class B Class C Administrator Class Institutional Class	1.45% 2.20% 2.20% 1.20% 0.95%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	1.45% 2.20% 2.20% 1.20% 1.00%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Small/Mid Cap Core Fund52 Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class53	1.40% 2.15% 1.15% 0.95% 1.47%	February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013
Special Mid Cap Value Fund54 Class A Class C Administrator Class Institutional Class Investor Class	1.25% 2.00% 1.14% 0.87% 1.31%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Special Small Cap Value Fund55 Class A Class B Class C Administrator Class Institutional Class	1.34% 2.09% 2.09% 1.09% 0.94%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	1.60% 2.35% 2.35% 1.40% 1.66%	July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013
Strategic Municipal Bond Fund56 Class A Class B Class C Administrator Class Institutional Class	0.86% 1.61% 1.61% 0.68% 0.48%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 October 31, 2014
Total Return Bond Fund57 Class A Class B Class C Class R Administrator Class Institutional Class Investor Class Class R4 Class R6	0.83% 1.58% 1.58% 1.08% 0.70% 0.42% 0.86% 0.52% 0.37%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 September 30, 2014 September 30, 2014
Traditional Small Cap Growth Fund58 Class A Class C Administrator Class Institutional Class	1.33% 2.08% 1.20% 0.98%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.45% 1.00%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Ultra Short-Term Income Fund59

Class A

Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.55% 0.35% 0.73%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.67% 1.42% 0.60% 0.37% 0.70%	October 31, 2012 October 31, 2012 October 31, 2012 October 31, 2012 October 31, 2012
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	1.14% 1.89% 1.89% 0.95% 0.78%	July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013
WealthBuilderConservative Allocation Portfolio	1.50%	September 30, 2012
WealthBuilderEquity Portfolio	1.50%	September 30, 2012
WealthBuilderGrowth Allocation Portfolio	1.50%	September 30, 2012
WealthBuilderGrowth Balanced Portfolio	1.50%	September 30, 2012
WealthBuilderModerate Balanced Portfolio	1.50%	September 30, 2012
WealthBuilderTactical Equity Portfolio	1.50%	September 30, 2012
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.70% 1.45% 0.73%	October 31, 2012 October 31, 2012 October 31, 2012
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	0.65% 0.30% 0.50% 1.00%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013

Most Recent Annual Approval: March 29, 2012

Schedule A amended: August 15, 2012

The foregoing schedule of capped operating expense ratios is agreed to as of August 15, 2012 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

     C. David Messman

     Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen

Executive Vice President

1. At the August 2012 Board meeting, the Trustees approved the establishment of Institutional Class shares to the Absolute Return Fund effective on or about December 3, 2012.

2. Effective January 1, 2013, the expiration/renewal date for each class of the Adjustable Rate Government Fund will be December 31, 2013.  In addition, effective January 1, 2013, the net operating expense ratio for the Institutional Class will be reduced from 0.49% to 0.46%.

3. Effective February 1, 2013, the expiration/renewal date for each class of the Asset Allocation Fund will be January 31, 2014.   At the August 2012 Board meeting, the Trustees approved the establishment of Institutional Class shares to the Asset Allocation Fund effective on or about December 3, 2012.

4. Effective November 1, 2012, the expiration/renewal date for each class of the California Tax-Free Fund will be October 31, 2013.

5. Effective December 1, 2012, the expiration/renewal date for each class of the Capital Growth Fund will be November 30, 2013 and the net operating expense ratio for the Investor Class will be reduced from 1.27% to 1.26%.  At the August 15, 2012 Board meeting, the Trustees approved the establishment of Class R4 and R6 shares.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.  In addition, the Board was notified of further reductions to the net operating expense ratios, as follows: Class A 1.11%; Class C 1.86%; Administrator Class 0.90%; Institutional Class 0.65%; and Investor Class 1.17%.  The expiration dates for all classes will be November 30, 2014.

6/ Effective December 1, 2012, the expiration/renewal date for each class of the Disciplined U.S. Core Fund will be November 30, 2013.

7. Effective February 1, 2013, the expiration/renewal date for each class of the Discovery Fund will be January 31, 2014.  In addition, effective February 1, 2013, a reduction to the net operating expense ratio for the Institutional Class and Investor Class will occur as follows: Institutional Class from 0.90% to 0.89%; Investor Class from 1.29% to 1.28%.

8. Effective February 1, 2013, the expiration/renewal date for each class of the Diversified Capital Builder Fund will be January 31, 2014.

9. Effective October 1, 2012, the expiration/renewal date for each class of the Diversified Equity Fund will be September 30, 2013.

10. Effective February 1, 2013, the expiration/renewal date for each class of the Diversified Income Builder Fund will be January 31, 2014.

11. At the August 15, 2012 Board meeting, the Trustees approved the establishment of Class R4 shares for the Target Date 2010 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be: Class A 0.83%; Class B 1.58%; Class C 1.58%; Administrator Class 0.67%; Investor Class 0.88%; and Class R6 0.32% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

12. At the August 15, 2012 Board meeting, the Trustees approved the establishment of Class R4 shares for the Target Date 2015 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be: Administrator Class 0.68%; Investor Class 0.89%; and Class R6 0.33% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

13. At the August 15, 2012 Board meeting, the Trustees approved the establishment of Class R4 shares for the Target Date 2020 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be:  Class A 0.86%; Class B 1.61%; Class C 1.61%; Administrator Class 0.70%; Investor Class 0.91%; and Class R6 0.35% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

14. At the August 15, 2012 Board meeting, the Trustees approved the establishment of Class R4 shares for the Target Date 2025 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be: Administrator Class 0.70%; Investor Class 0.91%; and Class R6 0.35% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

15. At the August 15, 2012 Board meeting, the Trustees approved the establishment of Class R4 shares for the Target Date 2030 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be:  Class A 0.87%; Class B 1.62%; Class C 1.62%; Administrator Class 0.71%; Investor Class 0.92%; and Class R6 0.36% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

16. At the August 15, 2012 Board meeting, the Trustees approved the establishment of Class R4 shares for the Target Date 2035 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be: Administrator Class 0.72%; Investor Class 0.93%; and Class R6 0.37% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

17. At the August 15, 2012 Board meeting, the Trustees approved the establishment of Class R4 shares for the Target Date 2040 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be:  Class A 0.88%; Class B 1.63%; Class C 1.63%; Administrator Class 0.72%; Investor Class 0.93%; and Class R6 0.37% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

18. At the August 15, 2012 Board meeting, the Trustees approved the establishment of Class R4 shares for the Target Date 2045 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be: Administrator Class 0.72%; Investor Class 0.93%; and Class R6 0.37% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

19. At the August 15, 2012 Board meeting, the Trustees approved the establishment of Class A, C and Class R4 shares for the Target Date 2050 Fund and the modification of the Institutional Class to Class R6 shares.  Class A, C and Class R4 shares will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be: Administrator Class 0.72%; Investor Class 0.93%; and Class R6 0.37% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

20. At the August 15, 2012 Board meeting, the Trustees approved the establishment of Class R4 shares for the Target Date 2055 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be: Administrator Class 0.72%; Investor Class 0.93%; and Class R6 0.37% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

21. At the August 15, 2012 Board meeting, the Trustees approved the establishment of Class R4 shares for the Target Today Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be:  Class A 0.81%; Class B 1.56%; Class C 1.56%; Administrator Class 0.65%; Investor Class 0.86%; and Class R6 0.30% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

22. Effective October 1, 2012, the net operating expense ratio for the Emerging Growth Fund Investor Class will be reduced from 1.44% to 1.43% with an expiration date of September 30, 2013.

23. Effective March 1, 2013, the expiration/renewal date for each class of the Emerging Markets Equity Fund will be February 28, 2014.  In addition, effective March 1, 2013 a reduction to the net operating expense ratio for Class A, B, C, Administrator and Institutional will occur as follows: Class A from 1,81% to 1.70%; Class B from 2.56% to 2.45%; Class C from 2.56% to 2.45%; Administrator Class from 1.60% to 1.50%; Institutional Class from 1.30 to 1.25%.

24. Effective February 1, 2013, the expiration/renewal date for each class of the Enterprise Fund will be January 31, 2014.  In addition, effective February 1, 2013, a reduction to the net operating expense ratio for the Administrator and Investor classes will occur as follows: Administrator Class from 1.15% to 1.10%; Investor Class from 1.25% to 1.24%.

25. Effective October 1, 2012, the expiration/renewal date for each class of the Equity Value Fund will be September 30, 2013.

26. Effective March 1, 2013, the expiration/renewal date for each class of the Global Opportunities Fund will be February 28, 2014.

27. Effective January 1, 2013, the expiration/renewal date for each class of the Government Securities Fund will be December 31, 2013.

28. Effective December 1, 2012, the net operating expense ratio for each share class of the Growth Fund will be reduced as follows: Class A from 1.22% to 1.21%; Class C from 1.97% to 1.96%; Investor Class from 1.29% to 1.27%.  The expiration date will be November 30, 2013.

29. Effective October 1, 2012, the expiration/renewal date for each class of the Growth Balanced Fund will be September 30, 2013.

30. Effective January 1, 2013, the expiration/renewal date for each class of the High Income Fund will be December 31, 2013.

31. Effective January 1, 2013, the expiration/renewal date for each class of the High Yield Bond Fund will be December 31, 2013.

32. Effective January 1, 2013, the expiration/renewal date for each class of the Income Plus Fund will be December 31, 2013.  In addition, effective January 1, 2013, the net operating expense ratio for the Investor Class will be reduced from 0.90% to 0.88%.

33. Effective October 1, 2012, the expiration/renewal date for each class of the Index Fund will be September 30, 2013.

34. Effective November 1, 2012, the expiration/renewal date for each class of the Intermediate Tax/AMT-Free Fund will be October 31, 2013.

35. Effective March 1, 2013, the expiration/renewal date for each class of the International Bond Fund will be February 28, 2014. At the August 15, 2012 Board meeting, the Trustees approved the establishment of Class R6 shares.  The Class R6 shares will commence operations on or about December 3, 2012 and the net operating expense ratio of the Institutional Class shares will be reduced from 0.73% to 0.70% effective upon the commencement of Class R6.  All classes will have an expiration date of February 28, 2015.

36. Effective March 1, 2013, the expiration/renewal date for each class of the International Equity Fund will be February 28, 2014.

37. Effective December 1, 2012, the expiration/renewal date for each class of the Intrinsic Value Fund will be November 30, 2013. At the August 15, 2012 Board meeting the Trustees approved the establishment of Class R4 and R6 shares.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.  In addition, the notification of the following net operating expense ratios reductions will become effective upon the commencement of Class R6: Class A 1.16%; Class B 1.91%; Class C 1.91%; Institutional Class 0.70%.  All classes will have an expiration date of November 30, 2014.

38. Effective March 1, 2013, the expiration/renewal date for each class of the Intrinsic World Equity Fund will be February 28, 2014.

39. Effective December 1, 2012, the expiration/renewal date for each class of the Large Cap Core Fund will be November 30, 2013.  In addition, effective December 1, 2012, the net operating expense ratio for the Investor Class will be reduced from 1.21% to 1.20%.

40. At the March 2012 Board meeting, Funds Management notified the Board that, effective December 1, 2012, it was committing to further reduce the capped net operating expense ratio of Large Cap Growth Fund Investor Class from 1.14%to 1.13%, which will have an expiration/renewal date of November 30, 2014.   At the August 15, 2012, the Board meeting the Trustees approved the establishment of R4 and Class R6 shares.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.  In addition, the Board was notified of the Institutional Class net operating expense ratios reduction from 0.75% to 0.65% effective upon the commencement of Class R6.  All classes will have an expiration date of November 30, 2014.

41. Effective December 1, 2012, the expiration/renewal date for each class of the Large Company Value Fund will be November 30, 2013.  In addition, effective December 1, 2012, the net operating expense ratio for the Investor Class will be reduced from 1.17% to 1.16%.

42. Effective November 1, 2012, the expiration/renewal date for each class of the Municipal Bond Fund will be October 31, 2013.  In addition, effective November 1, 2012, the net operating expense ratio for the Institutional Class will be reduced from 0.50% to 0.48%.

43. Effective November 1, 2012, the expiration/renewal date for each class of the North Carolina Tax-Free Fund will be October 31, 2013.

44. Effective December 1, 2012, the expiration/renewal date for each class of the Omega Growth Fund will be November 30, 2013.

45. Effective February 1, 2013, the expiration/renewal date for each class of the Opportunity Fund will be January 31, 2014.  In addition, effective February 1, 2013, a reduction to the net operating expense ratio for Classes A, B, C and Investor Class will occur as follows: Class A from 1.25% to 1.22%; Class B from 2.00% to 1.97%; Class C from 2.00% to 1.97%; Investor Class from 1.32% to 1.28%.

46. Effective November 1, 2012, the expiration/renewal date for each class of the Pennsylvania Tax-Free Fund will be October 31, 2013.

47. At the March 2012 the Board was notified that effective December 1, 2012, the expiration/renewal date for each class of the Premier Large Company Growth Fund will be November 30, 2013 and the net operating expense ratio for the Investor Class will be reduced from 1.19% to 1.18%.  At the August 15, 2012, the Board meeting the Trustees approved the establishment of Class R4 and R6 shares.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.  In addition, the Institutional Class net operating expense ratios will be reduced from 0.75% to 0.70% effective upon the commencement of Class R6.  All classes will have an expiration date of November 30, 2014.

48. At the August 15, 2012, the Board meeting the Trustees approved the establishment of Class R6 shares for the Short Duration Government Bond Fund.  The Class R6 shares will commence operations on or about December 3, 2012.  In addition, reductions to the following net operating expense ratios will become effective upon the commencement of Class R6: Class A 0.78%; Class B 1.53%; Class C 1.53%.  All classes will have an expiration date of December 31, 2014.

49. Effective January 1, 2013, the net operating expense ratio for the Short-Term Bond Fund Investor Class will be reduced from 0.83% to 0.81% with an expiration date of December 31, 2013.

50. At the August 2012 Board meeting, the Trustees approved the establishment of Institutional Class shares to the Short-Term High Yield Bond Fund effective on or about December 3, 2012.

51. Effective November 1, 2012, the expiration/renewal date for each class of the Short-Term Municipal Bond Fund will be October 31, 2013.

52. Effective February 1, 2013, the expiration/renewal date for each class of the Small/Mid Cap Core Fund will be January 31, 2014.

53. Effective March 1, 2013, the net operating expense ratio for the Small/Mid Cap Value Fund Investor Class will be reduced from 1.47% to 1.46% with an expiration date of February 28, 2014.

54. Effective February 1, 2013, the expiration/renewal date for each class of the Special Mid Cap Value Fund will be January 31, 2014.

55. Effective March 1, 2013, the expiration/renewal date for each class of the Special Small Cap Value Fund will be February 28, 2014.

56. Effective November 1, 2012, the expiration/renewal date for each class of the Strategic Municipal Bond Fund will be October 31, 2013.  In addition, effective November 1, 2012, a reduction to the net operating expense ratios for Classes A, B, and C will occur as follows: Class A from 0.86% to 0.82%; Class B from 1.61% to 1.57%; Class C from 1.61% to 1.57%.   At the August 2012 Board meeting, the Trustees approved the establishment of Institutional Class shares to the Strategic Municipal Bond Fund effective on or about December 3, 2012.

57. Effective October 1, 2012, the expiration/renewal date for each class of the Total Return Bond Fund will be September 30, 2013.  At the March 2012 Board meeting, Funds Management notified the Board that, effective October 1, 2012, it was committing to reduce the Investor Class capped net operating expense ratio from 0.86% to 0.84%.   On August 15, 2012, the Board of Trustees approved the establishment of Class R4 and R6 shares, which will commence operations on or about December 3, 2012.   In addition, reductions to the following net operating expense ratios will become effective upon the commencement of Class R6: Class A 0.78%; Class B 1.53%; Class C 1.53%; Class R 1.03%; Investor Class 0.81%.  All classes will have an expiration date of September 30, 2014

58. Effective March 1, 2013, the expiration/renewal date for each class of the Traditional Small Cap Growth Fund will be February 28, 2014.

59. Effective January 1, 2013, the expiration/renewal date for each class of the Ultra Short-Term Income Fund will be December 31, 2013.